EXHIBIT 10.27
AMENDMENT 2017-1

MERCURY GENERAL CORPORATION PROFIT SHARING PLAN
WHEREAS, Mercury General Corporation (the “Company”) maintains the Mercury General Corporation Profit Sharing Plan (the “Plan”);
WHEREAS, pursuant to Section 9.1 of the Plan, the Company is authorized to amend the Plan; and
WHEREAS, the Company deems it in the best interests of the Plan and the Company to amend the “Qualified Percentage” provisions of the Plan with respect to the Plan’s automatic enrollment feature, and to correct certain cross-references in the Plan.
NOW, THEREFORE, the Plan is amended, effective January 1, 2018, as follows:
1.    The definition of “Investment Fund” under Section 1.2 of the Plan is amended by revising the reference to “Section 3.10” thereunder to read “Section 3.9.”
2.    Section 2.2(b)(5) of the Plan is amended to read as follows:
“(5)    Qualified Percentage. The ‘Qualified Percentage’ with respect to an Employee for whom contributions are automatically made under Sections 2.2(b)(1) or (2) shall be: (i) 6% during the period beginning with the date on which the Employee’s Compensation is first reduced pursuant to Sections 2.2(b)(1) or (2) and ending on the last day of the Plan Year following the Plan Year in which such Employee’s Compensation is first so reduced; (ii) 7% during the first Plan Year following the end of the period described in clause (i); (iii) 8% during the second Plan Year following the end of the period described in clause (i); (iv) 9% during the third Plan Year following the end of the period described in clause (i); and (v) 10% during any subsequent Plan Year.”
3.    The references to “Section 3.10” under Section 2.5 of the Plan are revised to read “Section 3.9.”
4.    The first paragraph of Section 8.3 of the Plan and all subsequent text up to subsection (b) thereunder is designated as subsection “(a),” and the reference to “Section 3.10” in subsection (b) thereunder is revised to read “Section 3.9.”
IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute this Amendment 2017-1 to the Plan this 21st day of December, 2017.

MERCURY GENERAL CORPORATION

By: /s/ THEODORE STALICK

Its: Senior Vice President and Chief Financial Officer

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